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                                                                    EXHIBIT 10.1



                       FORM OF IVEX PACKAGING CORPORATION
                    SENIOR MANAGEMENT ANNUAL INCENTIVE PLAN


Objective
---------

         To provide incentive to senior management to maximize annual financial performance of the company in a manner consistent with long term maximization of shareholder value.


Participation
-------------

        PARTICIPANT                             POSITION





Performance Measure
-------------------

        MEASURE                                 WEIGHT

        EBITDA (Earnings before                 2/3
            interest, taxes
            depreciation and
            amortization)


        Net Cash Flow before                    1/3
            Financing and Taxes

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Performance Targets
-------------------

        PERFORMANCE MEASURE                     TARGET

        EBITDA                                  Final Budgeted Amount

        Net Cash Flow before                    Final Budgeted Amount
                Financing and Taxes
                (before proceeds from
                assets sales)


Performance Evaluation
----------------------

        PERCENT OF TARGET                       BONUS
        ACHIEVED                                POOL EARNED

        90%                                     -0-
        100%                                    Target
        110%                                    Target X 2
        120%                                    Target X 3


        (Irrespective of overall corporate performance and the size of the actual bonus pool, in any year that a division achieves its current year EBITDA budget, the General Manager of that division will be entitled to at least 50% of his individual target bonus.)

Target Bonus Pool
-----------------

        To be determined on an annual basis by Board of Directors.


Allocation Of Actual Bonus Pool
-------------------------------

        The actual bonus pool will be allocated to the participants by recommendation of Chief Executive officer and approval of Board of Directors.



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